Putnam
California
Investment Grade
Municipal Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 20, 2000

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

This year, investors have been reminded of a basic principle of investing: when the financial markets turn around, they move so fast that those who are not already positioned in the recovering sector are often too late to benefit. When the Nasdaq plunged in March, setting off a long string of declines in other equity markets, bonds were suddenly the place to be. The municipal bond market and especially the California bond market, had already begun to anticipate the beginning of a slowdown in the economy -- and delivering better performance to investors who had maintained their positions, including investors in Putnam California Investment Grade Municipal Trust.

Total return for 6 months ended 10/31/00

                 NAV            Market price
-----------------------------------------------------------------------
                6.60%             11.66%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 5.

* INVESTMENT GRADE SECTOR PERFORMED WELL

For most of the past six months, we have begun to see positive total returns as interest rates in the municipal market have fallen. The investment grade and AAA/Aaa-rated sectors of the municipal market have benefited the most. As a result, we witnessed a dramatic difference in yield between the highest-rated and lowest-rated municipal bonds (known as credit yield spread). As spreads have widened, your fund has benefited because its portfolio comprises almost 94% investment-grade bonds, including over 60% AAA/Aaa-rated bonds.

As investors have moved into the higher-quality municipal bonds, pushing up their prices, the prices of lower-rated bonds have lagged. This price drop created an unusual opportunity for us to invest in a greater number of lower-rated (BBB/Baa) investment grade bonds at undervalued prices, with the goal of increasing the fund's income level. However, it is important to note that we are continuing to look for well-known bonds, issues that have provided solid disclosure to potential investors. This strategy will be especially beneficial if yield spreads begin to narrow, as we believe they will. At this stage credit selection becomes extremely important, and depends on the most meticulous research efforts on the part of Putnam's analytical team.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities          25.0%

Health care        22.8%

Education          12.5%

Entertainment      11.8%

Financial           9.5%

Footnote reads:
*Based on net assets as of 10/31/00. Holdings will vary over time.


Revenue bonds issued to support toll roads offer relatively high yields, because of the inherent uncertainties surrounding construction and traffic flows. During the past six months, one such holding, the toll road bonds issued by the San Joaquin Hills Transportation Corridor -- have performed especially well in terms of income and price appreciation. Known as the Eastern Foothills Toll Road in Orange County, this highway has been open for over a year and revenues over the summer were running well ahead of projections. The element of risk associated with the construction phase has dissipated and the strength of this issue now lies in the revenue stream that is seemingly off to a good start. Additionally, California's robust economy is generating increased truck traffic, which generates higher tolls than noncommercial traffic. Standard & Poor's rates the Eastern Foothills Toll Road bonds Baa3. The bonds bear a 5.75% coupon until they mature on January 15, 2040.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 64.1%

AA/Aa -- 10.8%

A -- 5.0%

BBB/Baa -- 13.8%

BB/Ba -- 6.3%

Footnote reads:
*As a percentage of market value as of 10/31/00. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* GROWING DEMAND FOR CALIFORNIA PAPER DESPITE LIGHT SUPPLY

Not only has there been strong demand for higher-quality municipal bonds in recent months, but there also has been an exceptionally strong demand for California tax-exempt paper. High demand for municipal bonds, countered by a shrinking supply, has driven California bond prices to higher levels and contributed to the positive total return performance of your fund. Many analysts believe that the higher demand for tax-exempt investments in California is coming from newly created technology wealth. Evidence of the vast amount of new wealth can be seen in the large state budget surplus, where revenues outpaced estimates by almost $6 billion.

The California bond supply is light because state and local governments are flush with revenues from a strong economy, holding down any impetus to issue bonds. The result of this lopsided supply/demand relationship has meant that California bonds, which also carry solid credit ratings, have outperformed municipal bonds from other states. Currently, Moody's and Standard & Poor's rate California general obligation bonds Aa2 and AA respectively.

* OUTLOOK FOR IMPROVED PERFORMANCE

Recent economic reports indicated that the U.S economy is still healthy, but growing more slowly than earlier in the year. The Fed did not raise interest rates in November and the odds are good it will move to a neutral bias if the equity markets remain volatile. Inflation seems to be tame, projected to be in the 3% to 4% range. As performance improves in the municipal bond market, the investments in your fund, especially the bonds at the lower end of the investment-grade spectrum, offer the opportunity for increased tax-exempt income and potential price appreciation.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/00, there is no guarantee the fund will continue to hold these securities in the future.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam California Investment Grade Municipal Trust is designed for investors seeking high current income free from federal and California income tax, consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 10/31/00

                                            Lehman Brothers
                                  Market        Municipal       Consumer
(common shares)      NAV          price       Bond Index      price index
-------------------------------------------------------------------------------
6 months            6.60%         11.66%          5.72%          1.52%
-------------------------------------------------------------------------------
1 year              8.58          13.91           8.51           3.45
-------------------------------------------------------------------------------
5 years            32.86          45.97          32.05          13.14
Annual average      5.85           7.86           5.72           2.50
-------------------------------------------------------------------------------
Life of fund
(11/27/92)         74.22          62.08          62.60          22.46
Annual average      7.25           6.28           6.33           2.59
-------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/00(most recent calendar quarter)

                                               NAV       Market price
-------------------------------------------------------------------------------
6 months                                      4.94%         23.28%
-------------------------------------------------------------------------------
1 year                                        6.32          12.13
-------------------------------------------------------------------------------
5 years                                      35.42          54.40
Annual average                                6.25           9.08
-------------------------------------------------------------------------------
Life of fund (11/27/92)                      73.25          68.90
Annual average                                7.26           6.91
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/00

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                                       6
-------------------------------------------------------------------------------
Income                                                    $0.435
-------------------------------------------------------------------------------
Capital gains1                                              --
-------------------------------------------------------------------------------
  Total                                                   $0.435
-------------------------------------------------------------------------------
Preferred shares                                  Series A (320 shares)
-------------------------------------------------------------------------------
Income                                                   $878.35
-------------------------------------------------------------------------------
  Total                                                  $878.35
-------------------------------------------------------------------------------
Share value (common shares)                         NAV          Market price
-------------------------------------------------------------------------------
4/30/00                                            $14.14          $13.438
-------------------------------------------------------------------------------
10/31/00                                            14.63           14.563
-------------------------------------------------------------------------------
Current return common shares (end of period)
-------------------------------------------------------------------------------
Current dividend rate2                               5.94%            5.98%
-------------------------------------------------------------------------------
Taxable equivalent3                                 10.85            10.91
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 45.22% federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
October 31, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.8%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
California (98.8%)
-------------------------------------------------------------------------------------------------------------------
                    ABAG Fin. Auth. COP
     $    2,000,000 (American Baptist Homes), Ser. A, 6.2s, 10/1/27                       BBB        $    1,865,000
          1,000,000 (Odd Fellows Home), 6s, 8/15/24                                       AA              1,031,250
          2,000,000 Alameda, Recreational Fac. Imps. COP, MBIA,
                    5 3/4s, 12/1/21                                                       Aaa             2,057,500
          4,200,000 Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                    (Pub. Impts.), Ser. C, FSA, 6s, 9/1/16                                Aaa             4,646,250
          3,000,000 Berkeley, Hlth. Fac. Rev. Bonds (Alta Bates
                    Med. Ctr.), Ser. A, 6.55s, 12/1/22                                    A2              3,202,500
          1,000,000 CA Cmnty. Dev. Auth. Rev. Bonds (United Airlines),
                    Ser. A, 5.7s, 10/1/33                                                 Baa3              918,750
          2,600,000 CA Edl. Fac. Auth. Rev. Bonds (U. of San Francisco),
                    6.4s, 10/1/17                                                         Aaa             2,762,500
                    CA Hlth. Fac. Auth. Rev. Bonds
          3,000,000 (Henry Mayo Newhall), Ser. A, 8s, 10/1/18                             AA              3,007,890
          1,500,000 (Sinai Med. Ctr.), Ser. A, 6 1/4s, 12/1/34                            A2              1,533,750
          1,600,000 (Sutter Health), Ser. A, 5 3/8s, 8/15/30                              AAA             1,560,000
          2,065,000 CA Hsg. Fin. Agcy. Rev. Bonds (Multi-Fam. Hsg. III),
                    Ser. B, MBIA, 5 1/2s, 8/1/39                                          AAA             1,938,519
          2,000,000 CA State Dept. Wtr. Resources IFB (Central Valley),
                    10.122s, 12/1/12 (acquired 11/27/92,
                    cost 2,198,104) (RES)                                                 Aa2             2,835,000
          2,000,000 CA State G.O. Bonds, 5 3/4s, 12/1/29                                  AA              2,055,000
          2,000,000 CA State Pub. Wks. Board Lease Rev. Bonds
                    (Dept. of Corrections Monterey Cnty. Sole),
                    Ser. A, 7s, 11/1/19                                                   Aaa             2,242,500
          1,250,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,075,000
          1,500,000 CA Statewide Cmty. Dev. Auth Rev. Bonds
                    (United Airlines, Inc.), 5 5/8s, 10/1/34                              Baa3            1,368,750
                    Central CA Joint Pwr. Hlth. Fin. Auth. COP
                    (Cmnty. Hospitals of Central CA)
          1,000,000 6s, 2/1/30                                                            A-                992,500
          1,000,000 6s, 2/1/20                                                            A-                998,750
          1,750,000 Delano, COP (Delano Regl. Med. Ctr.), 5.6s,
                    1/1/26                                                                BBB-            1,441,563
          1,500,000 Duarte, COP, Ser. A, 5 1/4s, 4/1/31                                   Baa2            1,290,000
          1,500,000 Foothill/Eastern Corridor Agcy. CA Toll Road Rev.
                    Bonds, 5 3/4s, 1/15/40                                                Baa3            1,462,500
            600,000 Indio, Multi-Fam. Rev. Bonds VRDN (Carreon),
                    Ser. A, 3.95s, 8/1/26                                                 A-1+              600,000
          3,120,000 Los Angeles, Multi-Fam. Rev. Bonds
                    (Mission Plaza Apts.), Ser. A, GNMA Coll.,
                    7.8s, 1/20/35                                                         AAA             3,435,900
          1,500,000 Metropolitan Wtr. Dist. Rev. Bonds (Southern
                    CA Waterwks.), Ser. B, MBIA, 4 3/4s, 7/1/21                           Aaa             1,366,875
                    Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB, MBIA
          2,830,000 6.538s, 8/1/25                                                        Aaa             3,074,088
          2,370,000 6.538s, 8/1/25 Prerefunded                                            Aaa             2,630,700
          1,000,000 Orange Cnty., Pub. Fin. Auth. Waste Mgt. Syst.
                    Rev. Bonds, AMBAC, 5 3/4s, 12/1/10                                    Aaa             1,080,000
          3,250,000 Rancho, Wtr. Dist. Fin. Auth. IFB, AMBAC,
                    9.524s, 8/17/21                                                       Aaa             3,501,063
          5,000,000 Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
                    FGIC, 6.3s, 8/15/18                                                   Aaa             5,187,500
          4,750,000 Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds
                    (VMC Fac. Replacement), Ser. A, AMBAC,
                    6 7/8s, 11/15/14 (SEG)                                                Aaa             5,308,125
            750,000 Tustin CA Unified School Dst Cfd (Cmnty. Facs.
                    Dist. No 97-1), 6 1/4s, 9/1/21                                        BBB+/P            754,688
          3,000,000 U. of CA Hosp. Rev. Bonds (U. of CA, Med. Ctr.),
                    AMBAC, 5 3/4s, 7/1/15                                                 Aaa             3,127,500
          5,000,000 Vallejo, COP (Marine World Foundation),
                    7s, 2/1/17                                                            BBB-/P          5,193,750
          3,345,000 Victor, Elementry School Dist. COP
                    (School Construction Refinancing), MBIA,
                    6.45s, 5/1/18                                                         Aaa             3,859,292
                    West Contra Costa U. School Dist. COP
          1,860,000 7 1/8s, 1/1/24                                                        Baa3            1,955,325
          1,015,000 6 7/8s, 1/1/09                                                        Baa3            1,096,200
-------------------------------------------------------------------------------------------------------------------
                    Total Investments  (cost $78,718,323) (b)                                        $   82,456,478
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $83,453,549.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $78,718,323, resulting in gross unrealized appreciation and depreciation of $5,281,548 and $1,543,393, respectively, or net unrealized appreciation of $3,738,155.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2000 was $2,835,000 or 3.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2000.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 2000.

      The fund had the following industry group concentrations greater than 10% at October 31, 2000 (as a percentage of net assets):

         Utilities            25.0%
         Health care          22.8
         Education            12.5
         Entertainment        11.8

      The fund had the following insurance concentrations greater than 10% at October 31, 2000 (as a percentage of net assets):

         MBIA                 17.9%
         AMBAC                15.6

------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2000 (Unaudited)
                                      Aggregate Face  Expiration   Unrealized
                        Total Value        Value         Date     Appreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Long)            $3,584,250      $3,568,833      Dec-00      $15,417
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $78,718,323) (Note 1)                                          $82,456,478
-------------------------------------------------------------------------------------------
Cash                                                                                277,946
-------------------------------------------------------------------------------------------
Interest receivable                                                               1,267,702
-------------------------------------------------------------------------------------------
Total assets                                                                     84,002,126

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         12,375
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               333,984
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        150,491
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           12,615
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        10,939
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,274
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               26,899
-------------------------------------------------------------------------------------------
Total liabilities                                                                   548,577
-------------------------------------------------------------------------------------------
Net assets                                                                      $83,453,549

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (320 shares issued and
outstanding at $50,000 per share) (Note 4)                                      $16,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)         $64,109,972
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        127,341
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                               (537,336)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        3,753,572
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $83,453,549

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                            $16,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                       29,151
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                          $16,029,151
-------------------------------------------------------------------------------------------
Net assets available to common shares                                           $67,424,398
-------------------------------------------------------------------------------------------
Net asset value per common share ($67,424,398 divided by 4,607,092 shares)           $14.63
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended October 31, 2000 (Unaudited)
Tax exempt interest income:                                                      $2,602,313
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    295,981
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       35,444
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     3,484
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      1,883
-------------------------------------------------------------------------------------------
Auditing                                                                             31,015
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                               18,667
-------------------------------------------------------------------------------------------
Other                                                                                17,943
-------------------------------------------------------------------------------------------
Total expenses                                                                      404,417
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (14,022)
-------------------------------------------------------------------------------------------
Net expenses                                                                        390,395
-------------------------------------------------------------------------------------------
Net investment income                                                             2,211,918
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     33,363
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     297,154
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period          2,030,096
-------------------------------------------------------------------------------------------
Net gain on investments                                                           2,360,613
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $4,572,531
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       October 31         April 30
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                  $2,211,918       $4,442,138
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   330,517         (631,887)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               2,030,096       (5,385,758)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                         4,572,531       (1,575,507)

Distributions to remarketed preferred shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                               (281,072)        (603,132)
--------------------------------------------------------------------------------------------------
From net realized gains on investments                                         --           (3,619)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $29,151 and
$5,260, respectively)                                                   4,291,459       (2,182,258)
--------------------------------------------------------------------------------------------------

Distributions to common shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (2,003,963)      (4,007,772)
--------------------------------------------------------------------------------------------------
From net realized gains                                                        --          (25,800)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 2,287,496       (6,215,830)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    81,166,053       87,381,883
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $127,341 and $200,458, respectively)                        $83,453,549      $81,166,053
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period                4,607,092        4,607,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of period                                                             320              320
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
---------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                             October 31
operating performance                (Unaudited)                      Year ended April 30
---------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                $14.14       $15.49       $15.37       $14.80       $14.55       $14.16
---------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                    .48          .96          .98         1.01         1.06         1.04
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .52        (1.30)         .18          .61          .24          .41
---------------------------------------------------------------------------------------------------------------
Total from investment operations        1.00         (.34)        1.16         1.62         1.30         1.45
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net investment income
---------------------------------------------------------------------------------------------------------------
To preferred shareholders               (.07)        (.13)        (.11)        (.12)        (.12)        (.13)
---------------------------------------------------------------------------------------------------------------
To common shareholders                  (.44)        (.87)        (.87)        (.85)        (.91)        (.93)
---------------------------------------------------------------------------------------------------------------
From net realized gain on investments
---------------------------------------------------------------------------------------------------------------
To preferred shareholders                 --           --(d)      (.01)        (.01)          --(d)        --
---------------------------------------------------------------------------------------------------------------
To common shareholders                    --         (.01)        (.05)        (.07)        (.02)          --
---------------------------------------------------------------------------------------------------------------
Total distributions                     (.51)       (1.01)       (1.04)       (1.05)       (1.05)       (1.06)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $14.63       $14.14       $15.49       $15.37       $14.80       $14.55
---------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                       $14.56       $13.44       $15.56       $15.25       $15.00       $14.38
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Total return at  market
value (common shares)(%)(a)            11.66*       (8.02)        8.11         7.71        11.02        12.68
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)           $83,454      $81,166      $87,382      $86,818      $84,205      $83,064
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)             .59*        1.21         1.22         1.19         1.23         1.26
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            2.86*        5.72         5.52         5.80         6.28         6.11
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)             2.62*       17.48        13.87        25.26        35.98       125.01
---------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment.

(b) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Distributions amounted to less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam California Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax and California personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2000 was 3.5%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares\outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 2000, fund expenses were reduced by $14,022 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $412 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,706,790 and $2,122,990, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2000, no such restrictions have been placed on the fund.



RESULTS OF OCTOBER 5, 2000 SHAREHOLDER MEETING
(Unaudited)


A meeting of shareholders of the fund was held on October 5, 2000. At the meeting, each of the nominees for Trustees was elected, as follows:

                                        Common Shares
                                                      Votes
                               Votes for             withheld

Jameson Adkins Baxter          4,330,090              41,961
Hans H. Estin                  4,328,648              43,403
R.J. Jackson                   4,329,090              42,961
Paul L. Joskow                 4,330,890              41,161
Elizabeth T. Kennan            4,326,990              45,061
Lawrence J. Lasser             4,330,890              41,161
John H. Mullin III             4,329,090              42,961
George Putnam, III             4,330,190              41,861
A.J.C. Smith                   4,328,548              43,503
W. Thomas Stephens             4,330,890              41,161
W. Nicholas Thorndike          4,330,348              41,703

                                       Preferred Shares
                                                      Votes
                               Votes for             withheld

John A. Hill                         320                   0
Robert E. Patterson                  320                   0

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows:

4,319,227 votes for, and 10,428 votes against, with 42,396 abstentions.

All tabulations are rounded to nearest whole number.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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